INVESCO EXCHANGE-TRADED FUND TRUST II
SUPPLEMENT DATED OCTOBER 28, 2024 TO THE PROSPECTUSES
DATED DECEMBER 20, 2023 OF:
Invesco ESG NASDAQ Next Gen 100 ETF (QQJG)
(the “Fund”)
The Fund’s classification has changed from “non-diversified” to “diversified,” and therefore the Fund is now required to meet certain diversification requirements under the Investment Company Act of 1940. Effective immediately, all references in the Fund’s Summary Prospectus and Statutory Prospectus with regard to the Fund being “non-diversified” are hereby deleted in their entirety.
Please Retain This Supplement For Future Reference.
P-QQJG-PRO-SUP 102824

INVESCO EXCHANGE-TRADED FUND TRUST II
SUPPLEMENT DATED OCTOBER 28, 2024 TO THE
STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 20, 2023,
as previously supplemented, OF:
Invesco ESG NASDAQ Next Gen 100 ETF (QQJG)
(the “Fund”)
The Fund’s classification has changed from “non-diversified” to “diversified.” Effective immediately, the disclosure in the Statement of Additional Information is updated as follows:
The sixth sentence in the first paragraph under the section titled “General Description of the Trust and the Funds” on page 1 is hereby revised to identify the Fund in the list of “Diversified Funds.”
In addition and accordingly, the Fund is now subject to the following investment restrictions:
The Fund, as a fundamental policy, may not:
(1) As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed, by the U.S. government, its agencies or instrumentalities).
(2) As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.
Please Retain This Supplement For Future Reference.
P-QQJG-SOAI-SUP 102824